POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                          /s/ Christopher M. Condron
                                          --------------------------
                                          Christopher M. Condron
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L 811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                         /s/ Henri de Castries
                                         ---------------------
                                         Henri de Castries, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                             /s/ Denis Duverne
                                             -----------------
                                             Denis Duverne, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A 811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                                /s/ Charlynn Goins
                                                ------------------
                                                Charlynn Goins, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                             /s/ Anthony J. Hamilton
                                             -----------------------
                                             Anthony J. Hamilton, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                           /s/ Mary R. (Nina) Henderson
                                           ----------------------------
                                           Mary R. (Nina) Henderson, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                             /s/ James F. Higgins
                                             --------------------
                                             James F. Higgins, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                             /s/ Scott D. Miller
                                             -------------------
                                             Scott D. Miller, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                    002-95990
                                    033-82570
                                    333-06071
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                    333-104162
                                    333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                             /s/ Joseph H. Moglia
                                             --------------------
                                             Joseph H. Moglia, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                               /s/ Lorie A. Slutsky
                                               --------------------
                                               Lorie A. Slutsky, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A 811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                               /s/ Ezra Suleiman
                                               -----------------
                                               Ezra Suleiman, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
                 Form N-6 registration statements to be filed as
                                   necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                              /s/ Peter J. Tobin
                                              ------------------
                                              Peter J. Tobin, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
                 Form N-6 registration statements to be filed as
                                   necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February 2009.


                                                    /s/ Peter Kraus
                                                    ----------------
                                                    Peter Kraus, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
                 Form N-6 registration statements to be filed as
                                   necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of March 2009.


                                                 /s/ Richard Dziadzio
                                                 --------------------
                                                 Richard Dziadzio
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Edward A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
         Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of March 2009.


                                      /s/ Alvin H. Fenichel
                                      ---------------------
                                      Alvin H. Fenichel, Senior Vice President
                                      and Chief Accounting Officer